Exhibit 10.2

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of August 1, 2012 between

EACH OF THE GRANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Collateral Agent

TABLE OF CONTENTS

		PAGE

	ARTICLE 1
	DEFINITIONS; GRANT OF SECURITY

Section 1.01.	General Definitions	2
Section 1.02.	Definitions; Interpretation	9

	ARTICLE 2
	GRANT OF SECURITY

Section 2.01.	Grant of Security	10
Section 2.02.	Certain Limited Exclusions	11

	ARTICLE 3
	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

Section 3.01.	Security for Obligations	13
Section 3.02.	Continuing Liability Under Collateral	13

	ARTICLE 4
	CERTAIN PERFECTION REQUIREMENTS

Section 4.01.	Delivery Requirements	14
Section 4.02.	Control Requirements	15
Section 4.03.	Intellectual Property Recording Requirements	16
Section 4.04.	Other Actions	17
Section 4.05.	Timing and Notice	18

	ARTICLE 5
	REPRESENTATIONS AND WARRANTIES

Section 5.01.	Grantor Information & Status	18
Section 5.02.	Collateral Identification, Special Collateral	19
Section 5.03.	Ownership Of Collateral And Absence Of Other Liens	20
Section 5.04.	Status of Security Interest	21
Section 5.05.	Goods and Receivables	22
Section 5.06.	Pledged Equity Interests, Investment Related Property	23
Section 5.07.	Intellectual Property	23
Section 5.08.	Miscellaneous	25

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ARTICLE 10
COLLATERAL AGENT

ARTICLE 11
CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

ARTICLE 12
STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

ARTICLE 13
MISCELLANEOUS

SCHEDULE 1.01A — CLOSING DATE MINORITY INVESTMENTS

SCHEDULE 5.01 — GENERAL INFORMATION

SCHEDULE 5.02 — COLLATERAL IDENTIFICATION

SCHEDULE 5.04 — FINANCING STATEMENTS

SCHEDULE 5.05 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 5.06 — PLEDGED EQUITY INTERESTS

SCHEDULE 5.07 — INTELLECTUAL PROPERTY

SCHEDULE 5.08 — CONSENTS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — COPYRIGHT SECURITY AGREEMENT

EXHIBIT G — PATENT SECURITY AGREEMENT

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This PLEDGE AND SECURITY AGREEMENT dated as of August 1, 2012 between Hologic, Inc. (the “Borrower”) and certain domestic subsidiaries of the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (other than the Collateral Agent, each, a “Grantor”), and Goldman Sachs Bank USA, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the other Grantors party thereto, as Guarantors, the Collateral Agent, the other Agents party thereto and the Lenders party thereto from time to time;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into (i) one or more Hedge Agreements with one or more Lender Counterparties and (ii) one or more Cash Management Agreements with one or more Cash Management Providers;

WHEREAS, in consideration of the extensions of credit and other accommodations of the Lenders, the Lender Counterparties and Cash Management Providers as set forth in the Credit Agreement, the Hedge Agreements and the Cash Management Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents, the Hedge Agreements and the Cash Management Agreements, as set forth herein; and

WHEREAS, pursuant to Sections 3.01(a) and 3.01(i)(i) of the Credit Agreement, the Grantors are required to execute and deliver certain agreements and documents in order to perfect the Collateral Agent’s security interest in the Collateral on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

ARTICLE 1

DEFINITIONS; GRANT OF SECURITY

Section 1.01. General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.03.

“Agreement” shall mean this Pledge and Security Agreement dated as of August 1, 2012, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, in accordance with the terms of the Credit Agreement.

“Borrower” shall have the meaning set forth in the preamble.

“Cash Proceeds” shall have the meaning assigned in Section 9.07.

“Collateral” shall have the meaning assigned in Section 2.01.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter- of-Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and

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National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Copyright Licenses” shall mean any and all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.02(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyright Security Agreement” shall mean a Copyright Security Agreement substantially in the form of Exhibit F.

“Copyrights” shall mean all United States and foreign copyrights (including Community designs), including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether or not the underlying works of authorship have been published, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.02(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for past, present and future infringements or other violations thereof thereof, and (iv) all Proceeds of the foregoing, including, without limitation, licenses, fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Equity Interest” shall have the meaning set forth for such term in the Credit Agreement.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.02 hereof but only to the extent, and for so long as, so excluded thereunder.

“Excluded Foreign Equity Interests” shall mean the capital stock of and/or any other Equity Interests in any Foreign Subsidiary that is not a First-Tier Foreign Subsidiary.

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“Foreign Intellectual Property” shall mean any Collateral (whether now owned or existing or hereafter acquired, created, developed or arising) consisting of foreign, international, or multi-national issued/registered Patents, registered Trademarks, registered Copyrights, or any applications for the foregoing.

“Grantors” shall have the meaning set forth in the preamble.

“Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees, agents.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof or an additional insured thereon) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the laws of the United States (or of any state or political subdivision thereof) or of any Foreign Jurisdiction or otherwise, including without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses, and the right to sue or otherwise recover for past, present and future infringement, dilution, misappropriation or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses and Trade Secret Licenses.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Material Intellectual Property” shall mean any item of Intellectual Property included in the Collateral which is material to the business of the Grantors, taken as a whole, or is otherwise of material value to the Grantors, taken as a whole.

“Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).

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“Patent Licenses” shall mean all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue (whether such Grantor is licensee or licensor thereunder), including, without limitation, each agreement required to be listed in Schedule 5.02(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patent Security Agreement” shall mean a Patent Security Agreement substantially in the form of Exhibit G.

“Patents” shall mean all United States and foreign patents and certificates of invention, inventions or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application required to be listed in Schedule 5.02(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all improvements thereto, (iv) the right to sue or otherwise recover for past, present and future infringements or other violations thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.02(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose Equity Interests are included as Pledged Equity Interests provided that, for the avoidance of doubt, the Pledged Equity Interests shall not include any Excluded Asset.

“Pledged LLC Interests” shall mean, other than any Excluded Asset, all interests in any limited liability company and each series thereof owned by any Grantor, including, without limitation, all limited liability company interests listed on Schedule 5.02(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any,

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representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company that constitutes “Collateral” hereunder.

“Pledged Partnership Interests” shall mean, other than any Excluded Asset, all interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Grantor, including, without limitation, all partnership interests listed on Schedule 5.02(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership that constitutes “Collateral” hereunder.

“Pledged Stock” shall mean, other than any Excluded Asset, all shares of capital stock owned by any Grantor, including, without limitation, all shares of capital stock described on Schedule 5.02(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares that constitutes “Collateral” hereunder.

“Pledge Supplement” shall mean an agreement substantially in the form of Exhibit A hereto.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

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“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.01.

“Secured Parties” shall mean the Agents, Lenders, the Issuing Bank, the Lender Counterparties and the Cash Management Providers and shall include, without limitation, all former Agents, Lenders, Lender Counterparties and Cash Management Providers to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders, Lender Counterparties or Cash Management Providers and such Obligations have not been paid or satisfied in full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Specified Closing Date Minority Investments” shall mean the Grantors’ Equity Interests set forth in Schedule 1.01A or Equity Interests received in exchange therefor or on account thereof.

“Specified Equipment and Inventory” shall mean, at any time, any (A) Equipment and/or Inventory which is installed or otherwise located at a physician’s office, hospital, medical clinic, laboratory or other third party location pursuant to a Customer Usage Agreement, System Loan and Product Purchase Agreement, use agreements, conditional sales agreements, leases and other similar contracts entered into by a Grantor with end users or other third parties that directly or indirectly contract with end users and which the Grantors, in their

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discretion, determine are a necessary or desirable means of generating revenue from such Equipment or Inventory, including through the diagnostic processes related thereto, including, but not limited to, (i) diagnostic Equipment or Inventory, such as Thin Prep PAP Processors, Tigres, Panther, ETS (Direct Tube Sampling Instruments) and mammography and osteoporosis Equipment and Inventory, (ii) surgical Equipment or Inventory, such as NovaSure and MyoSure controller and (iii) molecular Equipment or Inventory; (B) any Equipment and/or Inventory which is stored with FedEx Supply Chain Systems, Inc. or any of its Affiliates or located at a warehouse, distribution center, or other location owned by FedEx Supply Chain Systems, Inc., North American, Crane, Certified Van Service of CT or their Affiliates or in which Fedex Supply Chain Systems, Inc., North American, Crane, Certified Van Service of CT or their Affiliates stores such Equipment and/or Inventory; and (C) any Equipment and/or Inventory consisting of molds, plastics and assembly manufacturing equipment in the possession of any third party manufacturer.

“Specified Post Closing Minority Investments” means any Equity Interest acquired by any Grantor in any Person (other than a Subsidiary) after the Closing Date that, together with all other Specified Post Closing Minority Investments, has an aggregate book value of less than $30,000,000 or Equity Interests received in exchange therefor or on account thereof.

“Specified Minority Investments” means, collectively, the Specified Closing Date Minority Investments and Specified Post Closing Minority Investments.

“Trademark Licenses” shall mean any and all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue or permitting co-existence (whether such Grantor is licensee or licensor thereunder), including, without limitation, each agreement required to be listed in Schedule 5.02(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademark Security Agreement” shall mean a Trademark Security Agreement substantially in the form of Exhibit E.

“Trademarks” shall mean all United States and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.02(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the

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use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secret Licenses” shall mean any and all agreements (whether or not in writing) providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.02(II) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue or otherwise recover for past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

Section 1.02. Definitions; Interpretation. (a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Consignee, Consignment, Consignor, Deposit Account, Document, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable,

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Instrument, Inventory, Letter-of-Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Article 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

ARTICLE 2

GRANT OF SECURITY

Section 2.01. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or hereafter existing, in which any Grantor now has or hereafter acquires an interest, creates or develops or otherwise arising and wherever the same may be located (all of which, other than to the extent constituting Excluded Assets, being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

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(c) Documents;

(d) General Intangibles;

(e) Goods (including, without limitation, Inventory and Equipment);

(f) Instruments;

(g) Insurance;

(h) Intellectual Property;

(i) Investment Related Property (including, without limitation, Deposit Accounts);

(j) Letter-of-Credit Rights;

(k) Money;

(l) Receivables and Receivable Records;

(m) Commercial Tort Claims now or hereafter described on Schedule 5.02;

(n) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

Section 2.02. Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.01 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party, or any of its rights or interests thereunder, if and to the extent that a security interest (x) is prohibited by or would be in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity) or (y) would result in a breach, default or other violation of any term, provision or condition of any such lease, license, contract or agreement after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or

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provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in subclause (i) or (ii) of clause (a) of this Section 2.02; provided further that the exclusions referred to in clause (a) of this Section 2.02 shall not include any Proceeds of any such lease, license, contract or agreement; (b) any of the outstanding capital stock of or other Equity Interest in a (I) First-Tier Foreign Subsidiary in excess of 65% of the voting power of all classes of capital stock of such First-Tier Foreign Subsidiary entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock in a First-Tier Foreign Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each First-Tier Foreign Subsidiary and (II) “security corporation” under Massachusetts General Laws (“M.G.L.”) chapter 63, § 38B, but only to the extent that the pledge of such capital stock or other Equity Interest would result in such entity ceasing to qualify as a “security corporation” under M.G.L. chapter 63, § 38B; (c) any Excluded Foreign Equity Interests; (d) any “intent-to-use” application for trademark or service mark registration filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing under Section 1(c) or Section 1(d) of the Lanham Act of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein prior to such filing would impair the validity or enforceability of any registration that issues from such intent-to-use trademark or service mark application under applicable federal law; (e) motor vehicles and other Goods covered by a certificate of title the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction; (f) Foreign Intellectual Property; (g) Margin Stock or Equity Interests in any Person (other than wholly owned Subsidiaries of the Borrower) if and to the extent that a security interest (x) is prohibited by or would be in violation of any term, provision or condition of such Person’s organizational or joint venture documents (unless such term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity) or (y) would result in a breach, default

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or other violation of any term, provision or condition of such documents after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity; provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such Equity Interests not subject to the prohibitions specified in this clause 2.02(g) or (h) any property and/or assets of Grantors (other than (i) Intellectual Property, (ii) Pledged Equity Interests, (iii) intercompany loans and (iv) the Proceeds of any Collateral) located outside of the United States, provided that the aggregate value of such property and assets does not exceed $75,000,000 at any time.

ARTICLE 3

SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

Section 3.01. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all the Obligations (the “Secured Obligations”).

Section 3.02. Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (b) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership

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Interests or Pledged LLC Interests and (c) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

ARTICLE 4

CERTAIN PERFECTION REQUIREMENTS

Section 4.01. Delivery Requirements. (a) With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests included in the Collateral, including, without limitation, any Pledged Partnership Interests included in the Collateral or Pledged LLC Interests included in the Collateral, to be similarly delivered to the Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities. Notwithstanding the foregoing, the delivery requirements set forth in this Section 4.01(a) shall be subject to the delivery periods set forth in Section 4.05 and shall not apply to any certificates evidencing Equity Interests or equity investments valued at less than $500,000 individually, except to the extent the aggregate value of such Equity Interests and equity investments exceeds $2,500,000 (in which case the delivery requirements under this Section 4.01(a) shall apply to the certificates evidencing all such Equity Interests and equity investments in excess of such aggregate threshold); provided that (x) such exception shall not apply to any certificates evidencing the Equity Interests or equity investments in the Borrower’s Subsidiaries and (y) the requirements of this Section 4.01(a) shall not apply to Specified Minority Investments.

(b) With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver, within the delivery periods set forth in Section 4.05, to the Collateral Agent all such Instruments or Tangible Chattel Paper to the Collateral Agent duly indorsed in blank; provided, however, that such delivery requirement shall not apply to (i) any Instruments or Tangible Chattel Paper having a face amount of less than $5,000,000 individually, except to the extent the aggregate outstanding face amount of such Instruments and Tangible Chattel Paper exceeds $15,000,000 (in which case the delivery requirements under this Section 4.01(b) shall apply to all such Instruments and Tangible Chattel Paper in excess of such aggregate threshold) or (ii) any Tangible Chattel Paper relating to or in respect of any Specified Equipment and Inventory.

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Section 4.02. Control Requirements. (a) With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall ensure that the Collateral Agent has Control thereof within the compliance period set forth in Section 4.05; provided, however, that such Control requirement shall not apply to any (i) Deposit Accounts with a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually, Deposit Accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of a Grantor’s employees, and Deposit Accounts specifically and exclusively used for cash collateral to secure letters of credit permitted under the Credit Agreement (other than Letters of Credit thereunder) and (ii) Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts with a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually. With respect to any Securities Accounts or Securities Entitlements that the applicable Grantor is required to ensure that the Collateral Agent has Control thereof pursuant to the first sentence of this Section 4.02(a), such Control shall be accomplished by such Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent) pursuant to which the Securities Intermediary shall agree to comply with the Collateral Agent’s Entitlement Orders without further consent by such Grantor. With respect to any Deposit Account that the applicable Grantor is required to ensure that the Collateral Agent has Control thereof pursuant to the first sentence of this Section 4.02(a), such Grantor shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such depository institution shall agree to comply with the Collateral Agent’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor. With respect to any Commodity Accounts or Commodity Contracts that the applicable Grantor is required to ensure that the Collateral Agent has Control thereof pursuant to the first sentence of this Section 4.02(a), such Grantor shall cause Control in favor of the Collateral Agent in a manner reasonably acceptable to the Collateral Agent.

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(b) With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities constituting (x) Collateral credited to a Securities Account and (y) Specified Minority Investments), each Grantor shall cause, within the compliance period set forth in Section 4.05, the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor.

(c) With respect to any Letter-of-Credit Rights included in the Collateral (other than any Letter-of-Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Agent has a valid and perfected security interest) with a value in excess of $7,500,000 individually, each Grantor shall ensure, within the compliance period set forth in Section 4.05, that Collateral Agent has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Agent.

(d) With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, each Grantor shall ensure, within the compliance period set forth in Section 4.05, that the Collateral Agent has Control thereof; provided, however, that such Control requirement shall not apply to (i) any Electronic Chattel Paper or transferable record having a face amount of less than $5,000,000 individually, except to the extent that the aggregate outstanding face amount of such Electronic Chattel Paper exceeds $15,000,000 (in which case, such Control requirement under this Section 4.02(d) shall apply to all Electronic Chattel Paper in excess of such aggregate amount) or (ii) any Electronic Chattel Paper or transferable record relating to or in respect of any Specified Equipment and Inventory; provided that each Grantor covenants and agrees not to permit any other Person to have Control of any such Electronic Chattel Paper or transferable record.

Section 4.03. Intellectual Property Recording Requirements. (a) In the case of any Collateral (whether now owned or existing or hereafter acquired, created, developed or arising) consisting of Patents issued in the United States or pending Patent applications filed in the United States, each Grantor shall execute and deliver, within the compliance period set forth in Section 4.05, to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit G hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the United States Patent and Trademark Office with respect to the security interest of the Collateral Agent.

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(b) In the case of any Collateral (whether now owned or existing or hereafter acquired, created, developed or arising) consisting of Trademarks registered in the United States or pending Trademark applications filed in the United States, each Grantor shall execute and deliver, within the compliance period set forth in Section 4.05, to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Trademarks, in appropriate form for recordation with the United States Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(c) In the case of any Collateral (whether now owned or existing or hereafter acquired, created, developed or arising) consisting of Copyrights registered in the United States or pending Copyright applications filed in the United States, or consisting of exclusive Copyright Licenses that constitute Material Intellectual Property in respect of Copyrights registered in the United States for which any Grantor is the licensee, the Grantor shall execute and deliver, within the compliance period set forth in Section 4.05, to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit F hereto (or a supplement thereto) covering all such Copyright and exclusive Copyright Licenses, in appropriate form for recordation with the United States Copyright Office with respect to the security interest of the Collateral Agent.

Section 4.04. Other Actions. With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral (other than any Specified Minority Investment), if the Grantors own less than 100% of the Equity Interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests constituting Collateral, the Grantors shall, within the compliance period set forth in Section 4.05, use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Agent hereunder and following an Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests constituting Collateral to the Collateral Agent or its designee, and to the substitution of the Collateral Agent or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property constituting Collateral to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest constituting Collateral to the Collateral Agent or its designee following an Event of Default for the purposes of enabling the Collateral Agent to exercise rights and remedies under the Credit Agreement and Article 9 hereof and to the substitution of the

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Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

Section 4.05. Timing and Notice. Notwithstanding any provisions set forth herein, with respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Article 4 on the Closing Date, subject to the last paragraph of Section 3.01(i) of the Credit Agreement and Section 5.12(c) of the Credit Agreement, and with respect to any Collateral hereafter owned or acquired, created, developed or arising such Grantor shall (i) for the avoidance of doubt, comply with the requirements of Sections 5.10 and 5.11 of the Credit Agreement as applicable, and (ii) comply with the requirements of Article 4 and/or Sections 6.02(a), 6.02(b) and 6.05(b) hereof, as applicable, (x) with respect to (1) Material Intellectual Property and (2) Collateral (other than Intellectual Property) valued, in the aggregate with all other Collateral (other than Intellectual Property) acquired, created, developed or arising in the same Fiscal Quarter, in excess of the greater of (1) $50,000,000 and (2) 0.5% of Total Assets, within 45 days after such Collateral is acquired, created, developed or otherwise arises and (y) with respect to all other Collateral, within the later of (I) 45 days after such Collateral is acquired, created, developed or otherwise arises and (II) 15 days after the end of such Fiscal Quarter in which such Collateral is acquired, created, developed or otherwise arises; provided that the Collateral Agent may grant an extension therefor if the applicable Grantor in respect thereof is using commercially reasonable efforts to comply with such requirements.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that the following statements are true and correct in all material respects as of such date other than to the extent such representation or warranty specifically relate to an earlier date (in which case such representation or warranty shall be true and correct in all material respects as of such earlier date), in each case, subject to Sections 4.05:

Section 5.01. Grantor Information & Status. (a) As of the Closing Date, Schedule 5.01(A) and (B) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor (currently) commonly conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its

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organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located.

(b) Except as provided on Schedule 5.01(C), as of the Closing Date, it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not commonly done business under any other name, in each case, within the past five (5) years.

(c) It has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 5.01(D) hereof (as such schedule may be amended or supplemented from time to time).

(d) As of the Closing Date, such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.01(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.01(A) and, except as permitted by the Credit Agreement, remains duly existing as such. Except as permitted by the Credit Agreement, such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction.

(e) No Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

Section 5.02. Collateral Identification, Special Collateral.

(a) On the Closing Date, Schedule 5.02 sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests constituting Collateral, other than any Pledged Equity Interests valued at less than $100,000 individually, except to the extent that the aggregate value of such Pledged Equity Interests exceeds $500,000, provided that such exception shall not apply to any Pledged Equity Interests evidencing the Equity Interests in the Borrower’s Subsidiaries, (2) Pledged Debt other than any Pledged Debt having a face amount of less than $5,000,000 individually, except to the extent that the aggregate face amount of such Pledged Debt exceeds $15,000,000, (3) Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts other than any Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts having a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually, (4) Deposit Accounts other than any Deposit Accounts holding less than $1,000,000 individually, (5) United States registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by such Grantor constituting

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Material Intellectual Property, (6) Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses constituting Material Intellectual Property other than employment related agreements or consulting agreements with individuals to the extent that such agreements can be characterized as Patent Licenses, Trademark Licenses, Trade Secret Licenses and/or Copyright Licenses, (7) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $5,000,000 individually, except to the extent that the aggregate value of such Commercial Tort Claims exceeds $15,000,000, (8) Letter-of-Credit Rights for letters of credit other than any individual Letters of Credit Rights worth less than $2,000,000, (9) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property other than (A) Specified Equipment and Inventory, (B) other Equipment, Inventory and other tangible personal property with salesmen, servicemen, customers or such items in transit, under repair or with assemblers, (C) any other Inventory, Equipment and other tangible personal property at one location having a value less than $5,000,000 individually, except to the extent the aggregate value of such Inventory, Equipment or other tangible person property exceeds $15,000,000 or (D) listed on Schedule 5.05 and (10) Material Contracts.

(b) None of the Collateral in excess of $2,500,000 individually or $7,500,000 in the aggregate constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock.

(c) All information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects, subject to the thresholds, exclusions and limitations set forth in this Agreement or the Collateral Questionnaire, as applicable.

Section 5.03. Ownership Of Collateral And Absence Of Other Liens. (a) Other than as provided herein and in the Credit Agreement, it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any Permitted Liens, in each case, except if the failure to own or have

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rights in such Collateral or if the rights or claims of other Persons in the Collateral would not reasonably be expected to have a Material Adverse Effect.

(b) Other than any financing statements filed in favor of the Collateral Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements, fixture filings or instruments similar in effect filed in connection with Permitted Liens. Other than the Collateral Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral other than in connection with Permitted Liens.

Section 5.04. Status of Security Interest. (a) Upon the filing of any financing statement naming such Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.04 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Collateral Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the applicable jurisdiction will constitute valid, perfected, First Priority Liens with respect to such Collateral under the law of such jurisdiction (to the extent applicable thereto). Each agreement purporting to give the Collateral Agent Control over any Collateral is effective to establish the Collateral Agent’s Control of the Collateral subject thereto.

(b) To the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation in the applicable intellectual property registries in the United States (including but not limited to the United States Patent and Trademark Office and the United States Copyright Office) of the security interests granted hereunder in all Collateral consisting of Patents registered or issued in the United States (and all applications therefor), Trademarks registered or issued in the United States (and all applications therefor), Copyrights registered in the United States (and all applications therefor) and exclusive Copyright Licenses (with respect to Copyrights registered in the United States), the security interests granted to the Collateral Agent hereunder in such Collateral listed therein shall constitute valid, perfected, First Priority Liens in Grantor’s interest therein.

(c) Except (x) as set forth in the Credit Agreement and (y) with respect to the Specified Minority Investments, no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either the pledge or grant by

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any Grantor of the Liens in the Collateral purported to be created in favor of the Collateral Agent hereunder, except (A) for the filings contemplated by clauses (a) and (b) of Section 5.04 above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (C) for such consents previously obtained.

(d) Such Grantor is in compliance with its obligations under Article 4 hereof.

Section 5.05. Goods and Receivables. (a) Each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, (iii) is not and will not be subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise or ordinary course intercompany note payment mechanics) and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign, unless failure to comply with clauses (i), (ii), (iii) and/or (iv) of this Section 5.05(a) would not have a Material Adverse Effect.

(b) Except as otherwise identified on Schedule 5.05 hereto, as of the Closing Date, (i) the aggregate amount of all Receivables constituting Collateral owed by or due from the federal government of the United States, or any agency or instrumentality thereof, collectively, does not exceed $150,000,000; and (ii) the aggregate amount of all Receivables constituting Collateral owed by or due from the governments of states or municipalities of the United States, collectively, does not exceed $75,000,000.

(c) Any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended, and the rules and regulations promulgated thereunder, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) Other than any (i) Inventory or Equipment in transit, being repaired or in the possession or control of any warehouseman, bailee, repairman, serviceman, salesman, customer, assembler or other third party, (ii) Specified Equipment and Inventory and (iii) any other Inventory, Equipment and other tangible personal property at one location having a value less than $5,000,000 individually, except to the extent the aggregate value of such Inventory, Equipment or other tangible person property exceeds $15,000,000, all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.05 (as such schedule may be amended or supplemented from time to time).

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Section 5.06. Pledged Equity Interests, Investment Related Property. (a) Except as otherwise permitted in the Credit Agreement or herein, it is the record and beneficial owner of the Pledged Equity Interests free of all Liens (other than Permitted Liens), rights or claims of other Persons (other than Permitted Liens) and, other than as set forth in Schedule 5.06 hereof (as such schedule may be amended or supplemented from time to time), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

(b) Except (x) as set forth in Schedule 5.06 (as such schedule may be amended or supplemented from time to time) and (y) with respect to the Specified Minority Investments, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or reasonably desirable in connection with the creation, perfection or First Priority status of the security interest of the Collateral Agent in any Pledged Equity Interests constituting Collateral other than those consents previously obtained.

(c) Except as set forth in Schedule 5.06(c) (as such schedule may be amended or supplemented from time to time), all of the Pledged LLC Interests and Pledged Partnership Interests constituting Collateral (other than Specified Minority Investments) are or represent interests that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction.

Section 5.07. Intellectual Property. (a) Except as set forth in Schedule 5.07 or otherwise permitted under the Credit Agreement (including without limitation, with respect to any licenses permitted thereunder), it is the sole and exclusive owner of the entire right, title and interest in and to all Patents, Trademarks, and Copyrights listed on Schedule 5.02 (as such schedule may be amended or supplemented from time to time); and it owns or has the valid right to use and, where Grantor does so, sublicense others to use, all Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, and licenses, except, in each case, (x) for Permitted Liens and the licenses set forth on Schedule 5.02 (as such schedule may be amended or supplemented from time to time) or (y) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Except as set forth in Schedule 5.07 and other than any Intellectual Property the disposition or license of which is otherwise permitted under Section 6.08 of the Credit Agreement, each Patent, Trademark and Copyright listed on Schedule 5.02 that constitutes Material Intellectual Property is subsisting and has

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not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents constituting Material Intellectual Property, is the subject of a reexamination proceeding, and such Grantor has performed in all material respects all acts and has paid all renewal, maintenance and other fees and taxes required to maintain in full force and effect each and every registration and application of Copyrights, Patents and Trademarks that constitute Material Intellectual Property.

(c) No action or proceeding is pending, or to such Grantors’ knowledge, threatened, challenging the validity, enforceability, registration, ownership or use of any of such Grantor’s Patents, Trademarks, or Copyrights listed on Schedule 5.02 that constitute Material Intellectual Property that is reasonably likely to have a Material Adverse Effect.

(d) None of the Trademarks, Patents, Copyrights or Trade Secrets that constitute Material Intellectual Property has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 5.07 (as such schedule may be amended or supplemented from time to time) or otherwise permitted under the Credit Agreement , and all exclusive Copyright Licenses (with respect to Copyrights registered in the United States) that constitute Material Intellectual Property have been properly recorded in the United States Copyright Office.

(e) Such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of issued Patents and pending Patent applications, and appropriate notice of copyright in connection with the publication of Copyrights, except where failure to use such statutory notice of registration, proper marking practices and appropriate notice of copyright would not have a Material Adverse Effect.

(f) Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets that constitute Material Intellectual Property in accordance with industry standards;

(g) Such Grantor has maintained its standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks of such Grantor and has taken commercially reasonable actions to insure that all licensees of the Trademarks owned by such Grantor meet such standards of quality, in each case, except where failure to maintain or meet such standards is not reasonably likely have a Material Adverse Effect.

(h) Such Grantor is not infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any other Person, and there is no pending or, to the best knowledge of such Grantor, threatened claim or litigation against such Grantor alleging any such infringement, misappropriation, dilution or other violation of the Intellectual Property rights of any other Person,

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in each case except as set forth on Schedule 5.07 hereof (as such schedule may be amended or supplemented from time to time) or as would not reasonably be likely to have a Material Adverse Effect.

(i) [Intentionally Omitted]

(j) no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or binds such Grantor in a manner that is reasonably likely to materially adversely affect such Grantor’s rights to own, license or use any Material Intellectual Property, except, in each case, as disclosed in Schedule 5.07 hereof (as such schedule may be amended or supplemented from time to time).

Section 5.08. Miscellaneous. No Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 6.08 hereof or was sought in accordance with Section 6.08 hereof and not given or made, as set forth in Schedule 5.08 (as such schedule may be amended or supplemented from time to time).

ARTICLE 6

COVENANTS AND AGREEMENTS

Each Grantor hereby covenants and agrees that, subject to the compliance periods set forth in Section 4.05:

Section 6.01. Grantor Information and Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, and except as it may be permitted to do so under the Credit Agreement, each Grantor covenants and agrees to comply with the requirements of Section 5.01(j) of the Credit Agreement within the time periods set forth therein and take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in that portion of the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

Section 6.02. Collateral Identification; Special Collateral. (a) In the event that it hereafter acquires any Collateral of a type described

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in Section 5.02(b) hereof with a fair market value in excess of $2,500,000 individually or $7,500,000 in the aggregate, it shall promptly notify the Collateral Agent thereof in writing and take such actions and execute such documents and make such filings all at such Grantor’s expense as the Collateral Agent may reasonably request to the extent that such actions, execution of documents and/or filings are otherwise required under Article 4 hereof in order to ensure that the Collateral Agent has a valid, perfected, First Priority Lien in such Collateral.

(b) In the event that it hereafter acquires or has any Commercial Tort Claim that an Authorized Officer of such Grantor reasonably believes has a value in excess of $5,000,000 individually or $15,000,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims; provided that the Borrower shall not be required to compromise in any way its attorney-client privilege.

Section 6.03. Ownership of Collateral and Absence of Other Liens. (a) Except for the security interest created by this Agreement and Permitted Liens, and without duplication of Section 6.07(e), it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, and such Grantor shall use commercially reasonable efforts to defend the Collateral against all Persons (other than the holders of Permitted Liens) at any time claiming any interest therein.

(b) Upon any Authorized Officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral (taken as a whole), the ability of such Grantor or the Collateral Agent to dispose of all or any material portion of the Collateral, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against all or any material portion of the Collateral, in each case, other than Dispositions permitted under Section 6.08 of the Credit Agreement.

(c) It shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Credit Agreement.

Section 6.04. Status of Security Interest. (a) Subject to the limitations set forth in Article 4 hereof and subsection (b) of this Section 6.04, such Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected, First Priority Liens to the extent required hereunder.

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(b) Notwithstanding anything to the contrary herein, no Grantor shall be required to take any action to (i) perfect any Collateral that can only be perfected by Control, in each case except as and to the extent specified in Article 4 hereof and (ii) grant or perfect any lien or security interest in Collateral in a Foreign Jurisdiction or under or pursuant to the laws of a Foreign Jurisdiction.

Section 6.05. Goods & Receivables.

(a) [Intentionally Omitted]

(b) (1) If any Equipment or Inventory is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), such Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and upon the reasonable request of the Collateral Agent, obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent and will permit the Collateral Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following an Event of Default, to remove same from such premises if the Collateral Agent so elects; provided that this requirement shall not apply to (A) Specified Equipment and Inventory, (B) Equipment, Inventory and other tangible personal property which is with salesmen, servicemen, customers or such items in transit, under repair or with assemblers and (C) Equipment or Inventory valued at less than $5,000,000 individually, except to the extent that the aggregate value of such Equipment and Inventory exceeds $15,000,000 (in which case, the requirement shall apply to all such Equipment and Inventory in excess of such aggregate threshold); and (2) with respect to any Goods subject to a Consignment for which such Grantor is the Consignor, such Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that such Grantor has a first priority perfected security interest in such Goods subject to any nonmaterial Liens; provided that this requirement shall not apply to Goods valued at less than $2,500,000 individually, except to the extent that the aggregate value of such Goods exceeds $7,500,000 (in which case, the requirement shall apply to all such Goods in excess of such aggregate threshold).

(c) It shall keep the Equipment, Inventory and any Documents evidencing any material Equipment and Inventory in the locations specified on Schedule 5.05 (as such schedule may be amended or supplemented from time to time) or as otherwise provided by Section 5.05 unless it shall have notified the Collateral Agent in writing prior to thirty (30) days after any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request.

(d) It shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, to the extent it is commercially reasonable to do so, the originals of all documentation

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with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other material dealings therewith.

(e) Anything to the contrary contained in the foregoing notwithstanding, following the occurrence of any Event of Default and at the direction of the Collateral Agent, all Grantors in respect of Receivables constituting Collateral owed by or due from the government of the United States, or any agency or instrumentality thereof, or any government of a state or municipality of the United States or any foreign sovereign shall take all steps necessary, upon the Collateral Agent’s notice to the Borrower directing the Borrower or the applicable Grantor to take all such steps, such that (A) all monies due or to become due on account of any such Receivables shall be subject to a valid, perfected, First Priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties and (B) each applicable Governmental Authority is directed to deposit all monies due or to become due on account of any such Receivables into a deposit and/or security account subject to a control agreement in favor of the Collateral Agent, on terms reasonably satisfactory to the Collateral Agent, irrespective of the individual or aggregate value of such Receivable.

(f) Other than in the ordinary course of business (i) it shall not amend, modify, terminate or waive any provision of any Receivable other than such amendments, modifications, terminations or waivers that would not have a Material Adverse Effect; provided that this Section 6.04(f)(i) shall not be applicable with respect to any contracts, agreements, licenses, documents or instruments entered into between any Grantor and K-V Pharmaceutical Company; and (ii) following and during the continuation of an Event of Default, such Grantor shall not, upon receipt of notice from the Collateral Agent directing it not to do so, (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon.

(g) At any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right at any time to notify, or require such Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require such Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or

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compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies such Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not, except as may be permitted by the Collateral Agent, adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

Section 6.06. Pledged Equity Interests, Investment Related Property. (a) Except as provided in the next sentence, in the event such Grantor receives any dividends, interest, distributions, securities or other property on account of any Pledged Equity Interest or other Investment Related Property constituting Collateral, upon the merger, consolidation, liquidation or dissolution of any issuer of such Pledged Equity Interest or Investment Related Property, then (i) such dividends, interest, distributions, securities or other property shall be included in the definition of Collateral without further action (unless otherwise constituting an Excluded Asset) and (ii) such Grantor shall promptly take all steps, if any, necessary or reasonably advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such dividends, interest, distributions, securities or other property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, interest, distributions, securities or other property from all other property of such Grantor; provided that, for the avoidance of doubt, such Grantor shall not be required to (x) comply with the delivery and control requirements set forth in Article 4 with respect to any such Investment Related Property that constitutes Specified Minority Investments and (y) take any action to perfect Collateral Agent’s liens on any such dividends, interest, distributions, securities or other property, in each case, constituting Specified Minority Investments other than as required pursuant to Article 4 hereof. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes such Grantor to retain all cash dividends, securities, distributions and other property paid consistent with the past practice of the issuer and all scheduled payments of interest.

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(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, such Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property included in the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, such Grantor shall not exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right in a manner that could have a Material Adverse Effect; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 6.06(b)(i) and no notice of any such voting or consent need be given to the Collateral Agent.

(ii) Upon the occurrence and during the continuation of an Event of Default:

(A) upon receipt of written notice from Collateral Agent terminating such Grantor’s voting rights, all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent (to the extent permitted by applicable law and the applicable agreements and organization documents) who shall thereupon have the sole right to exercise such voting and other consensual rights; provided that (x) to the extent the applicable agreements or organizational documents prohibit the vesting of such voting rights in the Collateral Agent (including, without limitation, through the use of a proxy or power-of-attorney), such Grantor shall exercise such voting and other consensual rights solely in accordance with the instructions

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of the Collateral Agent and (y) such rights shall automatically revert back to such Grantor upon the waiver or cure of all Events of Default then existing; and

(B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) such Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) such Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.01.

(c) Except (x) to the extent not prohibited by the Credit Agreement and (y) with respect to the Specified Minority Investments, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (i) cause to be amended or terminated any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes, in an adverse manner, the rights of such Grantor with respect to any Investment Related Property constituting Collateral or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (ii) cause any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interest or other Equity Interests of any nature or to issue securities convertible into or granting the right of purchaser or exchange for any such additional stock, partnership interests, limited liability company interest or other Equity Interests of any nature of such issuer unless such additional stock, partnership interests, limited liability company interest or any other Equity Interests owned by such Grantor (or, in each case, any portion thereof) has been pledged to the Collateral Agent to the extent required by the terms and conditions of Sections 2.01 and 2.02, (iii) cause any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iv) waive any material default under or material breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests that are not securities (for purposes of the UCC) on the Closing Date to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC or (vi) cause any Pledged Partnership Interests or Pledged LLC Interests to be certificated without delivering each such certificate to the Collateral Agent in accordance with Section 4.01(a), subject to the delivery periods set forth in Section 4.05, and such Grantor shall fulfill all other requirements under Article 4 applicable in respect thereof; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation

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of the foregoing in this clause (v), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof.

(d) Except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer (that is a Subsidiary) of any Pledged Equity Interest constituting Collateral to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other Equity Interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder (subject to Section 2.02 hereof) and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a First-Tier Foreign Subsidiary, then such Grantor shall only be required to pledge Equity Interests in accordance with Sections 2.01 and 2.02 and (iii) such Grantor promptly complies with the delivery and control requirements of Article 4 hereof.

Section 6.07. Intellectual Property. (a) Other than to the extent permitted by the Credit Agreement, it shall not do any act or omit to do any act whereby any of the Material Intellectual Property may lapse, or become abandoned, canceled, dedicated to the public, forfeited or unenforceable, or which would adversely affect in any material respect the validity, grant, or enforceability of the security interest granted therein.

(b) Other than to the extent permitted in the Credit Agreement, it shall not, with respect to any Trademarks constituting Material Intellectual Property, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the Closing Date, and such Grantor shall take all reasonable steps to insure that licensees of such Trademarks use such consistent standards of quality except where the failure to use such Trademarks, to maintain such level of quality or take such steps would not have a Material Adverse Effect.

(c) It shall promptly notify the Collateral Agent if it knows or has reason to know that any item of Material Intellectual Property may become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Material Intellectual Property (including the institution of, or any such determination or development in, any action or

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proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry within the United States or any court) or (iv) the subject of any reversion or termination rights.

(d) Other than to the extent permitted by the Credit Agreement, it shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any state registry within the United States or any court, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright, that, in each case, constitutes Material Intellectual Property owned by or exclusively licensed to such Grantor, subject to Section 6.08 hereof, including, but not limited to, those items on Schedule 5.02 (II).

(e) In the event that any Material Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take action in response to such infringement, misappropriation, or dilution to protect its rights in such Material Intellectual Property to the extent that such Grantor deems it commercially reasonable to do so and such infringement, misappropriation or dilution would reasonably be expected to significantly detract from the value of such Material Intellectual Property.

(f) It shall take commercially reasonable steps, consistent with industry standards, to protect the secrecy of all Trade Secrets that constitute Material Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents.

(g) It shall use commercially reasonable efforts to use proper statutory notice, consistent with industry standards, in connection with its use of any of the Material Intellectual Property.

Section 6.08. Miscellaneous. Such Grantor shall, within thirty (30) days after the Closing Date, with respect to any Material Contract that is a Non-Assignable Contract (other than any Material Contract that constitutes (i) an Account, Chattel Paper or Payment Intangible of such Grantor or (ii) a Specified Minority Investment) in effect on the Closing Date and within thirty (30) days after entering into any Material Contract (entered into after the Closing Date) that is a Non-Assignable Contract (other than any Specified Minority Investment), request in writing the consent of the counterparty or counterparties to such Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non- Assignable Contract to the Secured Parties and use commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

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ARTICLE 7

ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS

Section 7.01. Access; Right of Inspection. The Collateral Agent shall at all times have free reasonable access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall upon reasonable notice and at such reasonable times during normal business hours also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

Section 7.02. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall, subject to the other provisions hereof, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing and subject to Article 4 and Article 6 hereof, in each case, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in the United States in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;

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(iii) at any reasonable time, upon reasonable request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent;

(iv) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any material part of the Collateral; and

(v) furnish the Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent may reasonably request from time to time.

(b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, intellectual property security agreements and amendments to any of the foregoing, in any jurisdictions and with any filing offices, in each case, in the United States as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein (subject to Article 2, Article 4 and Article 6 hereof). Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

Section 7.03. Additional Grantors. From time to time subsequent to the Closing Date, additional domestic Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

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ARTICLE 8

COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

Section 8.01. Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to and to the extent provided in the Credit Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) subject to any exceptions contained in Article 2 and Article 4 hereof, to prepare, sign, and file for recordation in any intellectual property registry within the United States, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or

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cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Section 8.02. No Duty On The Part Of Collateral Agent Or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 8.03. Appointment Pursuant to Credit Agreement. The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The rights, duties, privileges, immunities and indemnities of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement.

ARTICLE 9

REMEDIES

Section 9.01. Generally. (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

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(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and

38

such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

Section 9.02. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in the event that an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.01 of the Credit Agreement and in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and

39

not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Secured Parties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 9.03. Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

Section 9.04. Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property included in the Collateral conducted without prior registration or qualification of such Investment Related Property included in the Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property included in the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property included in the Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property included in the Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each

40

partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property included in the Collateral which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

Section 9.05. Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

Section 9.06. Intellectual Property. (a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property rights, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Article 12 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding

41

against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii) upon written demand from the Collateral Agent, for the purpose of enabling the Collateral Agent, to exercise rights and remedies under Article 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

(iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks or the Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done:

(A) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due

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to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.07 hereof; and

(B) the Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

Section 9.07. Cash Proceeds; Deposit Accounts. (a) If any Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in Section 6.05 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”), shall be deemed to be held by such Grantor in trust for the Collateral Agent and, upon the written direction of the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) during the continuation of any Event(s) of Default may, in the sole discretion of the Collateral Agent, (i) be held by the Collateral Agent

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for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) only for so long as it reasonably appears there may be additional Secured Obligations that arise and/or (ii) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

(b) If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent which shall be applied by the Collateral Agent in accordance with Section 9.07(a) hereof. For the avoidance of doubt, the Collateral Agent shall not be entitled or permitted to provide any instruction to the bank or securities or commodities intermediary (as applicable) at which any Deposit Account, Security Account or Commodity Account is maintained with respect to the assets or balance therein unless an Event of Default shall have occurred and be continuing.

ARTICLE 10

COLLATERAL AGENT

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Credit Agreement relating to the Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

ARTICLE 11

CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured

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Obligations, the cancellation or termination of the Commitments and the cancellation, expiration, posting of backstop letters of credit or cash collateralization of all outstanding Letters of Credit satisfactory to the issuer(s) of such Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation, expiration, posting of backstop letters of credit or cash collateralization of all outstanding Letters of Credit satisfactory to the issuer(s) of such Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein on and with respect to such property shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

ARTICLE 12

STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any

45

Grantor fails to timely perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

ARTICLE 13

MISCELLANEOUS

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns to the extent permitted by the Credit Agreement. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLOGIC, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Finance and Administration, Chief Financial Officer and Assistant Treasurer and Assistant Secretary

BIOLUCENT, LLC, as Grantor

By: Hologic, Inc.,
Its Sole Member and Manager

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Finance and Administration, Chief Financial Officer and Assistant Treasurer and Assistant Secretary

CRUISER, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC CORPORATION, as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC DEVELOPMENT COMPANY LLC, as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC INTERIM, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC INTERNATIONAL, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC LIMITED LIABILITY COMPANY, as Grantor

By: Cytyc Corporation,
Its Sole Member

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC PRENATAL PRODUCTS CORP., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC SURGICAL PRODUCTS II, LIMITED PARTNERSHIP, as Grantor

By: Cytyc Corporation,
Its General Partner

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC SURGICAL PRODUCTS III, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

CYTYC SURGICAL PRODUCTS, LIMITED PARTNERSHIP, as Grantor

By: Cytyc Corporation, Its General Partner

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

DIRECT RADIOGRAPHY CORP., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

HOLOGIC LIMITED PARTNERSHIP, as Grantor

By: Cytyc Corporation, Its General Partner

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

INTERLACE MEDICAL, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

SENTINELLE MEDICAL USA INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

SUROS SURGICAL SYSTEMS, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

SST MERGER CORP., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

THIRD WAVE AGBIO, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

THIRD WAVE TECHNOLOGIES, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE INCORPORATED, as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE SALES & SERVICE, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE INTERNATIONAL, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE HOLDINGS, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE TRANSPLANT DIAGNOSTICS, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE GTI DIAGNOSTICS HOLDING COMPANY, as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE GTI DIAGNOSTICS, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GEN-PROBE PRODESSE, INC., as Grantor

By:	/s/ Glenn P. Muir
	Name:	Glenn P. Muir
	Title:	Executive Vice President, Treasurer and Assistant Secretary

GOLDMAN SACHS BANK USA, as Collateral Agent

By:	/s/ Meredith Mackey
Authorized Signatory

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF ORGANIZATION] [TYPE OF ENTITY] (the “Grantor”) pursuant to that certain Pledge and Security Agreement, dated as of August [1], 2012 (as it may be from time to time amended, restated, modified, or supplemented, the “Security Agreement”), among Hologic, Inc., the other Grantors named therein, and Goldman Sachs Bank USA, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. The Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

SUPPLEMENT TO SCHEDULE 5.01

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B) Other Names (including any Trade Name or Fictitious Business Name) under which each

Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D) Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

SUPPLEMENT TO SCHEDULE 5.02

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.	INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

Grantor	Date of Acquisition	Description of Acquisition

II.	INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Description of Copyright	Registration Number	Registration Date

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Title of Patent	Patent Number/ (Application Number)	Issue Date/ (Filing Date)

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Trademark	Registration Number/ (Serial Number)	Registration Date/ (Filing Date)

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)	Trade Secret Licenses

III.	COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV.	LETTER-OF-CREDIT RIGHTS

Grantor	Description of Letters of Credit

V.	WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

VI.	MATERIAL CONTRACTS

Grantor	Description of Material Contract

SUPPLEMENT TO SCHEDULE 5.04

TO PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

SUPPLEMENT TO SCHEDULE 5.05

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of [            ], 20[    ] among [            ] (the “Pledgor”), Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”) and [            ], a [            ] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in that certain Pledge and Security Agreement dated as of August [1], 2012, among the Pledgor, the other Grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [            ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent:

(a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c) Except for (i) the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares and/or (ii) Permitted Liens, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4. Choice of Law. THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name of Pledgor]
[c/o Hologic, Inc.]
35 Crosby Drive Bedford, MA 01730
Attention: Glenn P. Muir, Executive Vice President, Finance and Administration Facsimile: +1 781 282-0669

with a copy to:

Brown Rudnick LLP
One Financial Center, Boston MA 02111 Attention: Philip J. Flink, Esq.
Facsimile: +1 617 856-8201

Collateral Agent:	Goldman Sachs Bank USA
[Address of Collateral Agent]
Attention: [ ] Telecopier: [ ]

Issuer: [Name and Address of Issuer]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer or the Borrower of such termination in writing. The Collateral Agent agrees to provide notice of such termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Uncertificated Securities Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[NAME OF PLEDGOR], as Pledgor

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

[NAME OF ISSUER], as Issuer

By:
Name:
Title:

Exhibit A

Goldman Sachs Bank USA

[Address]

[Date]

[Name and Address of Issuer]

Attention: [            ]

Re:	Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [            ], 20[    ] (this “Agreement”) among [            ] (the “Debtor”), Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”) and [            ], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in that certain Pledge and Security Agreement dated August [1], 2012 among the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Agent;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d) The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 2. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3. Control of the Securities Account. If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.

Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5. Choice of Law. THIS AGREEMENT AND THE SECURITIES ACCOUNT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c) The Securities Intermediary hereby confirms and agrees that:

(i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7. Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Debtor thereof.

Section 8. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a notice of sole control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Collateral Agent.

(b) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

(d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.

(e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10 Indemnification of Securities Intermediary. The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name of Debtor] [c/o Hologic, Inc.] 35 Crosby Drive Bedford, MA 01730
Attention: Glenn P. Muir, Executive Vice President, Finance and Administration
Facsimile: +1 781 282-0669

with a copy to:

Brown Rudnick LLP One Financial Center, Boston MA 02111 Attention: Philip J. Flink, Esq.
Facsimile: +1 617 856-8201

Collateral Agent:	Goldman Sachs Bank USA [Address of Collateral Agent] Attention: [ ]
Telecopier: [ ]

Securities Intermediary:	[Name and Address of Securities Intermediary]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 13. Termination. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide notice of termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR], as Debtor

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signature

[NAME OF SECURITIES INTERMEDIARY], as Securities Intermediary

By:
Name:
Title:

EXHIBIT A

TO SECURITIES ACCOUNT CONTROL AGREEMENT

Goldman Sachs Bank USA

[Address]

[Date]

[Name and Address of Securities Intermediary]

Attention: [            ]

Re: Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of [            ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [            ] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

cc: [Name of Debtor]

EXHIBIT B

TO SECURITIES ACCOUNT CONTROL AGREEMENT

Permitted Investments

Cash Equivalents and Investment Grade Securities, each as defined in the Credit and Guaranty Agreement dated as of August [1], 2012 (as it may be refinanced, amended, restated, amended and restated, supplemented or otherwise modified from time to time) by and among Borrower, Guarantors, the Lenders party thereto from time to time, Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent thereunder.

EXHIBIT C

TO SECURITIES ACCOUNT CONTROL AGREEMENT

Goldman Sachs Bank USA

[Address]

[Date]

[Name and Address of Securities Intermediary]

Attention: [                    ]

Re: Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of [            ], 20[    ] among you, [Name of Debtor] (the “Debtor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of [            ], 20[    ] (this “Agreement”) among [                    ] (the “Debtor”), and Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”) and [            ], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in that certain Pledge and Security Agreement dated as of August [1], 2012 between the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Collateral Agent and, prior to delivery of a notice of sole control in substantially the form set forth in Exhibit A hereto, the Debtor; and

(b) The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Section 2. Control of the Deposit Account. If at any time the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Agent in the Deposit Account and hereby acknowledges and consents to such lien. If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued the Collateral Agent, the Financial Institution shall follow the instructions issued by the Collateral Agent.

Section 3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 4. Choice of Law. THIS AGREEMENT AND THE DEPOSIT ACCOUNT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c) The Financial Institution hereby confirms and agrees that:

(i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than             ]; and

(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.

Section 6. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.

Section 7. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) Notice of Sole Control. If at any time the Collateral Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Collateral Agent.

(b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11 of this Agreement; and

(c) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 8. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 9. Indemnification of Financial Institution. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 10. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name of Debtor]
[c/o Hologic, Inc.]
35 Crosby Drive Bedford, MA 01730 Attention: Glenn P. Muir, Executive Vice President, Finance and Administration
Facsimile: +1 781 282-0669

with a copy to:

Brown Rudnick LLP One Financial Center, Boston MA 02111 Attention: Philip J. Flink, Esq.
Facsimile: +1 617 856-8201

Collateral Agent:	Goldman Sachs Bank USA
[Address of Collateral Agent]
Attention: [ ] Telecopier: [ ]

Financial Institution:	[Name and Address of Financial Institution]
Attention: [ ] Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 12. Termination. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide notice of termination in substantially the form of Exhibit B hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR], as Debtor

By:
Name:
Title:

GOLDMAN SACHS BANK USA., as Collateral Agent

By:
Authorized Signatory

[NAME OF FINANCIAL INSTITUTION], as Financial Institution

By:
Name:
Title:

EXHIBIT A

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

Goldman Sachs Bank USA

[Address]

[Date]

[Name and Address of Financial Institution]

Attention: [                    ]

Re: Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of [            ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [            ] (the “Deposit Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

cc:	[Name of Debtor]

EXHIBIT B

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

Goldman Sachs Bank USA

[Address]

[Date]

[Name and Address of Financial Institution]

Attention: [                    ]

Re: Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of [            ], 20[    ] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [            ] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement dated as of [            ], 20[    ] (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Trademark Security Agreement”) is made and entered into by and among each of the entities identified on the signature pages hereto as a Grantor (each, a “Grantor” and, collectively, the “Grantors”) and Goldman Sachs Bank USA, in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantors are party to that certain Pledge and Security Agreement dated as of August [1], 2012 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) by and among Hologic, Inc., a Delaware corporation (the “Borrower”), the Grantors, certain other subsidiaries of the Borrower and the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the Grantors hereby agree with the Collateral Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral.

2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all trademarks registered in the United States (and/or all applications therefor), trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor, including, without limitation, the registrations and applications referred to or required to be referred to on Schedule I hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively, “Trademarks”), in each case whether now owned or existing or hereafter acquired, created or arising and wherever located (collectively, the “Trademark Collateral”).

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for Trademark registration filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing under Section 1(c) or Section 1(d) of the Lanham Act of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein prior to such filing would impair the validity or enforceability of any registration that issues from such intent-to-use Trademark application under applicable federal law.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Applicable Law. This Trademark Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name:
Title:

STATE OF	)
	:	ss
COUNTY OF	)

On this      day of             , before me personally appeared                     , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                     , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed: GOLDMAN SACHS BANK USA., as Collateral Agent
By:
Authorized Signatory

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

EXHIBIT F

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement dated as of [            ], 20[    ] (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”) is made and entered into by and among each of the entities identified on the signature pages hereto as a Grantor (each, a “Grantor” and, collectively, the “Grantors”) and Goldman Sachs Bank USA, in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantors are party to that certain Pledge and Security Agreement dated as of August [1], 2012 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) by and among Hologic, Inc., a Delaware corporation (the “Borrower”), the Grantors, certain other subsidiaries of the Borrower and the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the Grantors hereby agree with the Collateral Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located (collectively, the “Copyright Collateral”):

(a) all copyrights registered in the United States (and/or all applications therefor), including but not limited to copyrights in software and all rights in and to databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and whether or not the underlying works of authorship have been published, moral rights, reversionary interests, termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to on or required to be referred to Schedule I hereto, (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for past, present and future infringements thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world (collectively, “Copyrights”); and

(b) any and all agreements, licenses and covenants granting to such Grantor any exclusive right in or to any Copyrights including those referred to or required to be referred to on Schedule II hereto.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Applicable Law. This Copyright Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

SECTION 5. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name:
Title:

STATE OF	)
	:	ss
COUNTY OF	)

On this      day of             , before me personally appeared                     , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                     , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed: GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

SCHEDULE II

to

COPYRIGHT SECURITY AGREEMENT

EXCLUSIVE COPYRIGHT LICENSES

EXHIBIT G

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This Patent Security Agreement dated as of [            ], 20[    ] (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”) is made and entered into by and among each of the entities identified on the signature pages hereto as a Grantor (each, a “Grantor” and, collectively, the “Grantors”) and Goldman Sachs Bank USA, in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Grantors are party to that certain Pledge and Security Agreement dated as of August [1], 2012 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) by and among Hologic, Inc., a Delaware corporation (the “Borrower”), the Grantors, certain other subsidiaries of the Borrower and the Collateral Agent, pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the Grantors hereby agree with the Collateral Agent, as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all patents registered in the United States (and/or all applications therefor) and certificates of invention, inventions or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to or required to be referred to on Schedule I hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all improvements thereto, (iv) the right to sue or otherwise recover for past, present and future infringements or other violations thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world, in each case whether now owned or existing or hereafter acquired, created or arising and wherever located (collectively, the “Patent Collateral”).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Applicable Law. This Patent Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Laws).

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR], as Grantor

By:
Name:
Title:

STATE OF	)
	:	ss
COUNTY OF	)

On this      day of             , before me personally appeared                     , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                     , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

Accepted and Agreed: GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Authorized Signatory

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

G-7